                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 26, 2003

                             Franklin Wireless Corp.
             (Exact name of the Company as specified in its charter)

         California                   0-11616                    95-3733534
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

                           9565 Waples St., Suite 250
                               San Diego, CA 92121
                    (Address of principal executive offices)

       The Company's telephone number, including area code: (858) 320-0567

                               733 Lakefield Road,
                       Westlake Village California, 91361
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

                  Attached are audited financial statements of Accetio, Inc., a California corporation, for the years ended December 31, 2002 and 2001.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Franklin Wireless Corp.,
                                              a California corporation

                                              By: /s/ O.C. Kim
                                                  -----------------------------
                                                  President

Date:  January 14, 2004

                                 ACCETIO, INC.
                                      and
                                   SUBSIDIARY

                      ___________________________________

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                          ACCETIO, INC. AND SUBSIDIARY

                                DECEMBER 31, 2002

CONTENTS                                                                    PAGE
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                 F-3

FINANCIAL STATEMENTS:

         Consolidated Balance Sheet                                          F-4

         Consolidated Statement of Income                                    F-6

         Consolidated Statement of Changes in Stockholders' Equity           F-7

         Consolidated Statement of Cash Flows                                F-8

         Notes to Consolidated Financial Statements                          F-9

       KIM & LEE
      CORPORATION
         -----
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Accetio, Inc.
San Diego, California

We have audited the accompanying consolidated balance sheet of Accetio, Inc. and subsidiary as of December 31, 2002 and the related consolidated statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the financial positions of Accetio, Inc. and subsidiary as of December 31, 2002, and the results of its operations, changes in stockholders' equity and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

San Diego, California
October 30, 2003

/S/ Kim & Lee

                          ACCETIO, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                               December 31, 2002

--------------------------------------------------------------------------------

                                     ASSETS

  CURRENT ASSETS
    Cash (Note 1)                                                   $   959,017
    Advance to employees                                                 50,556
    Advance to supplier                                                 100,000
    Taxes refundable                                                     26,747
                                                                    ------------
        Total current assets                                          1,136,320

PROPERTY AND EQUIPMENT (Note 1)

    Machinery and equipment                                             187,560
    Software                                                             56,152
    Office equipment                                                     92,331
    Furniture and Fixture                                                 8,712
                                                                    ------------
                                                                        344,755
    Less: Accumulated depreciation                                      (55,441)
                                                                    ------------

        Net property and equipment                                      289,314

OTHER ASSETS                                                            128,061
    Intangibles (Note 1)
    Security deposit                                                     87,946
                                                                    ------------

         Total other assets                                             216,007
                                                                    ------------

             Total assets                                           $ 1,641,641
                                                                    ============

                                   (Continued)

           See the auditors' report and the accompanying notes to the consolidated financial statements

                          ACCETIO, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                               December 31, 2002

--------------------------------------------------------------------------------

                                   (Continued)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES

    Accounts payable                                                $   317,740

    Payroll taxes payable                                                23,894
    Customer deposits (Note 1& 7)                                     1,001,400
    Accrued liabilities                                                  59,494
                                                                    ------------
       Total liabilities                                              1,402,528

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY (Note 3)

    Common stock, no par value;
       20,000,000 shares authorized;
       12,000,000 shares issued and outstanding                         120,000

    Series A Convertible Preferred stock, no par value;
       20,000,000 authorized; 4,748,931 shares issued
       and outstanding                                                1,709,615

    Stock subscription receivable                                       (43,850)

    Accumulated deficit                                              (1,546,652)
                                                                    ------------

            Total stockholders' equity                                  239,113
                                                                    ------------

Total liabilities and stockholders' equity                          $ 1,641,641
                                                                    ============

           See the auditors' report and the accompanying notes to the consolidated financial statements

                          ACCETIO, INC. AND SUBSIDIARY
                        Consolidated Statement of Income
                      For the year ended December 31, 2002

--------------------------------------------------------------------------------

Revenue                                                             $   856,370

Cost of revenue
 Materials                                                              207,591
 Salaries                                                               771,941
 Subcontractors                                                          85,957
 Depreciation                                                            64,838
                                                                    ------------
    Total cost of revenue                                             1,130,327
                                                                    ------------

Gross profit                                                           (273,957)
General and administrative expenses                                     895,728
                                                                    ------------

Loss from operations                                                 (1,169,685)

Other income (expense):
 Net foreign currency transaction loss                                   (1,986)
 Loss on disposition of fixed assets                                    (21,191)
 Interest income                                                         19,335
 Other expenses                                                          (6,729)
                                                                    ------------
    Total other income (expenses)                                       (10,571)
                                                                    ------------

Net loss before income taxes                                         (1,180,256)

Provision for income taxes (Note 4)                                         800
                                                                    ------------

Net loss                                                            $(1,181,056)
                                                                    ============

           See the auditors' report and the accompanying notes to the consolidated financial statements


                                    ACCETIO, INC. AND SUBSIDIARY
                      Consolidated Statement of Changes in Stockholders' Equity
                                For the year ended December 31, 2002

-------------------------------------------------------------------------------------------------

                                                                    Accumulated
                                                                    Deficit and
                                    Common         Preferred           other            Total
                                    Stock            Stock         Comprehensive     Shareholders
                                    Amount           Amount            Income           Equity
                                ------------      ------------     ------------      ------------
Balance,
December 31, 2001               $   120,000       $   600,000      $  (359,518)      $   360,482

Preferred Stock issued in
2002                                     --         1,109,615                -         1,109,615

Subscription receivable             (43,850)               --               --           (43,850)

Comprehensive
 income (loss)
 Net loss                                --                --               --        (1,181,056)
 Foreign currency
    translation adjustment               --                --               --            (6,078)
                                ------------      ------------     ------------      ------------
Balance,
December 31, 2002               $    76,150       $ 1,709,615      $  (359,518)      $   239,113
                                ============      ============     ============      ============


                     See the auditors' report and the accompanying notes to the consolidated financial statements

                          ACCETIO, INC. AND SUBSIDIARY
                      Consolidated Statement of Cash Flows
                                December 31, 2002

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss) from operations                                   $(1,181,056)
    Adjustments to reconcile net income
       to net cash used in operating activities:

    Depreciation                                                         67,379
    Loss on disposition of fixed assets                                  21,191
    (Increase) Decrease in:
        Loans to employee                                               (50,556)
        Advance to supplier                                            (100,000)
        Taxes refundable                                                (26,747)
        Security deposit                                                (87,946)
        Other current assets                                                440

    Increase (Decrease) in:
        Accounts payable                                                317,740
        Customer deposits                                             1,001,400
        Accrued liabilities                                              14,750
                                                                    ------------

           Net cash used in operating activities                        (23,405)

CASH FLOWS FROM INVESTING ACTIVITIES:

    Purchase of property and equipment                                 (356,355)
    Increase in intangibles                                            (116,408)
                                                                    ------------

             Net cash used in investing Activities                     (472,763)

 CASH FLOWS FROM FINANCING ACTIVITIES:

    Proceeds from issuance of preferred stock                         1,109,615
    Proceeds from stock subscription receivable                          76,150
                                                                    ------------

             Net cash provided by financing activities                1,185,765
                                                                    ------------

 Effect of exchange rate changes                                         (6,078)
 Net increase in cash                                                   683,519

 Cash, beginning of year                                                275,498
                                                                    ------------
 Cash, end of year                                                  $   959,017
                                                                    ============

 SUPPLEMENTAL INFORMATION

    Cash paid during the year for:
         Incomes taxes

                                                                    $       800
                                                                    ============

           See the auditors' report and the accompanying notes to the consolidated financial statements

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of the Accetio, Inc. ("Accetio" or "the Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

         Organization
         ------------

         Accetio, Inc., incorporated in the State of California on April 23, 2001, is engaged in development and sales of broad line of cellular phones and software products.

         In March, 2002, the Company established ARG, Inc., a wholly owned subsidiary ("Subsidiary"), in Seoul, Korea to provide the Company with research and development services.

         Basis of Presentation
         ---------------------

         The accompanying consolidated financial statements of Accetio include the accounts of the Company and its wholly owned subsidiary in Korea. All significant inter-company balances and transactions have been eliminated in consolidation. In the opinion of management, the consolidated financial statements reflect all normal and recurring adjustments which are necessary for a fair presentation of the Company's financial position, results of operations and cash flows as of the dates and for the periods presented.

         Cash and Cash Equivalents
         -------------------------

         The Company considers all money market funds and highly liquid financial instruments with original maturities of three months or less to be cash equivalents.

         The Company maintains its cash in bank accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes they are not exposed to any significant risk on their cash balances

         Allowance for Doubtful Accounts
         -------------------------------

         An allowance for doubtful accounts is computed under the allowance method, based upon and management's estimates of uncollectible accounts. The company does not have any accounts receivable at year-end; accordingly, no allowance for doubtful accounts is required.

         Property and Equipment
         ----------------------

         Depreciable assets are recorded at cost. Depreciation is based upon estimated useful lives of 5 to 7 years, using principally the straight-line methods.

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         Expenditures for maintenance and repairs are charged to income. Improvement and additions are capitalized. When assets are disposed of, the cost and accumulated depreciation are eliminated from the related accounts, and any gain or loss is reflected in current operations.

         Translation of Foreign Currency
         -------------------------------

         The functional currency of the Company's foreign subsidiary is the local currency. Translation adjustments, amounting $6,078 at December 31, 2002, which result from the process of translating foreign currency financial statements into U.S. dollars, are included as a component of accumulated other comprehensive income. Transaction gains and losses, which have not been material to date, are included in other income in the accompanying statement of income.

         Comprehensive Income
         --------------------

         Other comprehensive income (loss) includes certain changes in equity that are excluded from net income (loss), such as, translation adjustments, unrealized holding gains and losses on available-for-sale marketable securities and certain derivative instruments. The Company's other comprehensive income (loss) is composed of foreign currency translation adjustments.

         Income Taxes
         ------------

         The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. This standard requires, among other things, recognition of future tax benefits, measured by enacted tax rates attributable to temporary differences between financial statements and income tax basis of assets and liabilities, and net operating loss carry-forwards to the extent that realization of such benefits is more likely than not.

         Accounting Estimates
         --------------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         Revenue Recognition
         -------------------

         The Company recognizes revenues from fixed-price contracts on the percentage-ofcompletion method, measured by the percentage of cost incurred to date to estimated total cost for each contract.

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. Selling, general, and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

         Revenue, costs, and estimated earnings on an uncompleted contract and related amount billed as of December 31, 2002 are as follows.

                Costs incurred on an uncompleted contract        $      742,700
                Estimated cost to complete contract                     652,300
                                                                 ---------------
                Estimated total cost of contract                      1,395,000
                Estimated gross profit                                  105,000
                                                                 ---------------

                Contract fixed price                                  1,500,000
                Percentage of completion to date                         53.24%
                Revenue recognized in current year                      798,600
                Customer deposit                                        800,000

         Intangibles
         -----------

         Intangible assets consist of acquired technology and trademark and are stated at cost or at their impaired value.

         Research and Development Costs
         ------------------------------

         Research, development, and engineering costs are expensed in the year incurred.

         Recent Accounting Pronouncements
         --------------------------------

         The Company has adopted Statements of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", which is effective for the Company's intangibles acquired after June 30, 2001. The Company has also adopted SFAS No. 143, "Accounting for Assets Retirement Obligations", and SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". These statements address financial accounting and reporting for obligations associated with the retirement of tangible long- lived assets and the associated asset retirement costs. Adoption is not expected to have a material effect on the Company's financial statements.

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         In June 2002, the FASB issued No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS no. 146 addresses the timing and amount of costs recognized as a result of restructuring and similar activities. The Company will apply SFAS No. 146 to activities initiated after December 31, 2002. The adoption of SFAS No. 146 is not expected to have a material impact on the Company's consolidated statements of income or financial position.

         In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure." This Statement amends SFAS No. 123, "Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require \prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The alternative methods of transition of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The disclosure provision of SFAS No. 148 is effective for fiscal years ending after December 15, 2002.

         The Company does not believe that any of these recent accounting pronouncements will have a material impact on their financial position of result of operations.

NOTE 2: STOCK OPTION PLAN

         The Company's Stock Option Plan authorizes the granting of stock options to its employees, consultants, and directors for up to 1,500,000 shares of common stock. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to company employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to Company employees and consultants.

         Options under the Plan may be granted for periods of up to ten years. The exercise price of each option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an ISO shall be not less than the estimated Fair Market Value of a share of Stock on the effective date of grant of the option,
         (b) the exercise price per share for NSO shall not be less than 85% of the estimated fair market value of the shares on the date of grant, and
         (c) the exercise price of an option granted to a 10% or more shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant. No stock options are outstanding as of December 31, 2002.

NOTE 3: CONVERTIBLE REDEEMABLE PREFERRED STOCK

         In January 2002, the Company issued 3,082,264 shares of Series A redeemable convertible preferred stock at $0.36 per share for total cash proceeds of $1,109,615.

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 3: CONVERTIBLE REDEEMABLE PREFERRED STOCK, CONTINUED

         Conversion
         ----------

         Each share of Series A Preferred stock is convertible into shares of common stock. The conversion rate at December 31, 2002 was one-for-one.

         The Series A preferred stock will automatically convert to common stock upon the closing of a public offering of the Company's common stock involving aggregate proceeds of at least $10,000,000. In addition, the Series A preferred stock will automatically convert to common stock upon the written election of majority of the outstanding Series A preferred stockholders.

         Dividends
         ---------

         The holders of the Series A preferred stock are entitled to receive dividends when and if declared by the Board of Directors. Dividends on Series A preferred stock are in preference to and prior to any payment of any dividend on common stock and are not cumulative. As of December 31, 2002, no dividend has been declared.

         Redemption
         ----------

         On or after December 31, 2004, the Company, at the written election of any holder of the Series A preferred stock, is required to redeem all or any portion of the shares of Series A preferred stock held by such holder at a redemption price of $1.00 per share plus all declared and unpaid dividends thereon.

         Liquidation preference
         ----------------------

         In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A redeemable convertible preferred stock are entitled to receive prior to, and in preference to, any distribution to the common stockholders, an amount equal to the greater of $1.00 per share plus accrued but unpaid dividends, or such amount per share as would have been payable had all shares of the Series A redeemable convertible preferred stock been converted to common stock immediately prior to such event of liquidation, dissolution or winding up.

         Voting rights
         -------------

         Each Series A preferred stockholder is entitled to the number of votes equal to the number of shares of common stock into which such holder's shares are convertible.

NOTE 4: UNUSED AVAILABLE LINE OF CREDIT

         The Company has two bank lines of credit of $300,000 and $50,000, both matures on September 30, 2003. There are no amounts outstanding under these lines of credit at December 31, 2002. This line of credit is secured by Company's $300,000 certificate of deposit and bears interest at the bank's prime rate (4.75% as of December 31, 2002) plus 0.75 and 1.5, respectively.

                          ACCETIO, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2002
--------------------------------------------------------------------------------

NOTE 5: PROVISION FOR INCOME TAXES

         The income tax provisions for the year ended December 31, 2002 are summarized as follows:

          Federal income taxes
                                                                              -
          State income taxes                                                800
          Subsidiary income taxes                                             -
                                                                       ---------
          Total                                                             800
                                                                       =========

         The Company has deferred tax assets of approximately $300,000 resulting primarily from net operating loss at December 31, 2002. However, a valuation allowance was established to reduce the deferred tax assets to zero. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that it is more likely than not that most of the deferred tax assets will not be realized.

NOTE 6: COMMITMENTS AND CONTINGENCIES

         The Company leases its office under 1 year operating lease for $ 3,392 per month. The lease agreements, expiring at May 31, 2003, also require payment of various expenses incidental to the use of the properties.

NOTE 7: SUBSEQUENT EVENT

         On September 12, 2003, the Company has entered a tax free merger with and into Franklin Telecommunications Corp. in a reorganization pursuant to Section 368(a)(1)(A) of the Internal Revenue Code, in which the shareholders of the Company will receive common stock in Franklin Telecommunications Corp. in exchange for their shares of the Company.

         As a result of the merger transaction, the shareholders of Accetio received 623,644,443 shares of common stock of Franklin
         Telecommunications Corp. which represent 80% of the outstanding shares after giving effect to the merger.

         The Company is in the process of selling majority shares of its subsidiary in Korea, in exchange for a customer deposit of $1,000,000 made on a fixed price contract that has been cancelled.

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                         _____________________________

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                DECEMBER 31, 2001

--------------------------------------------------------------------------------
CONTENTS                                                                    PAGE

INDEPENDENT AUDITORS' REPORT                                                F-17
3

FINANCIAL STATEMENTS:
         Balance Sheet                                                      F-18
         Statement of Income and Retained Earnings                          F-20
         Statement of Cash Flows                                            F-21
         Notes to Financial Statements                                      F-22

       KIM & LEE
      CORPORATION
         -----
Certified Public Accountants


INDEPENDENT AUDITORS' REPORT

To the Board
of Directors
Accetio, Inc.
San Diego,
California

We have audited the accompanying balance sheet of Accetio, Inc. as of December 31, 2001 and the related statements of income and retained earnings and cash flows for the period from April 23, 2001 of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial positions of Accetio, Inc. as of December 31, 2001, and the results of its operations, changes in stockholders' equity and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

San Diego, California
October 30, 2003

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  Balance Sheet
                                December 31, 2001

--------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS
    Cash (Note 1)                                                     $ 275,498
    Other current assets                                                    440
                                                                      ----------
        Total current assets                                            275,938

PROPERTY AND EQUIPMENT (Note 1)

    Office equipment                                                     14,947
    Furniture and Fixture                                                 8,712
                                                                      ----------
                                                                         23,659
    Less: Accumulated depreciation                                       (2,130)
                                                                      ----------
        Net property and equipment                                       21,529

OTHER ASSET
    Intangible                                                           11,653
                                                                      ----------

            Total assets                                              $ 309,120
                                                                      ==========

                                   (Continued)

 See the auditors' report and the accompanying notes to the financial statements

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  Balance Sheet
                                December 31, 2001

--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
      Payroll taxes payable                                           $  24,816
      Accrued liabilities                                                43,822
                                                                      ----------
          Total liabilities                                              68,638

   COMMITMENTS AND CONTINGENCIES (Note 5)

   STOCKHOLDERS' EQUITY (Note 3)

      Common stock: no par value;
          20,000,000 shares authorized;
          12,000,000 shares issued and outstanding                      120,000

      Series A Convertible Preferred stock, no par value;
           20,000,000 authorized; 1,666,66 shares issued
           and outstanding                                              600,000

      Stock subscription receivable                                    (120,000)

      Accumulated deficit during development stage                     (359,518)
                                                                      ----------

              Total stockholders' equity                                240,482
                                                                      ----------

   Total liabilities and stockholders' equity                         $ 309,120
                                                                      ==========

 See the auditors' report and the accompanying notes to the financial statements

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  Statement of Income and Retained Earnings
  For the period from April 23, 2001 (Date of inception) to December 31, 2001

--------------------------------------------------------------------------------

Sales                                                                 $  32,180

Cost of goods sold:
 Purchases                                                               28,640
                                                                      ----------
    Total cost of goods sold                                             28,640
                                                                      ----------

Gross profit                                                              3,540
General and administrative expenses                                     365,072
                                                                      ----------

Loss from operations                                                   (361,532)

Other income (expense):
 Interest income                                                          1,934
 Other income                                                                80
                                                                      ----------
    Total other income                                                    2,014
                                                                      ----------

Net loss before income taxes                                           (359,518)

Provision for income taxes (Note 4)                                           -
                                                                      ----------

Net loss                                                               (359,518)

Retained earning, beginning of year                                           -
                                                                      ----------

Accumulated deficit, end of year                                      $(359,518)
                                                                      ==========

 See the auditors' report and the accompanying notes to the financial statements

                                  ACCETIO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             Statement of Cash Flows
             For the period from April 23, 2001 to December 31, 2001

--------------------------------------------------------------------------------

   CASH FLOWS FROM OPERATING ACTIVITIES:
       Net loss from operations                                       $(359,518)

       Adjustments to reconcile net income
            to net cash used in operating activities:

       Depreciation and amortization                                      2,130

       (Increase) Decrease in:
           Other assets                                                 (12,093)

       Increase (Decrease) in:
           Payroll taxes payable                                         24,816
           Accrued liabilities                                           43,822
                                                                      ----------

              Net cash used in operating activities                    (300,843)

         CASH FLOWS FROM INVESTING ACTIVITIES:

       Purchase of property and equipment                               (23,659)
                                                                      ----------

                Net cash used in investing activities                   (23,659)

    CASH FLOWS FROM FINANCING ACTIVITIES:

       Proceeds from issuance of preferred stock                        600,000
                                                                      ----------

                Net cash provided by financing activities               600,000

    Cash, beginning of year                                                   -
                                                                      ----------

    Cash, end of year                                                 $ 275,498
                                                                      ==========

    SUPPLEMENTAL INFORMATION

       Cash paid during the year for:
            Incomes taxes                                                     -
                                                                      ==========
            Interest                                                          -
                                                                      ==========

 See the auditors' report and the accompanying notes to the financial statements

                                  ACCETIO, INC.
                         Notes to Financial Statements
                               December 31, 2001

--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of the Accetio, Inc. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

         Organization
         ------------

         The Company was incorporated in the State of California on April 23, 2001. The Company is a development stage entity and is primarily engaged in development and sales of broad line of cellular phones and software products.

         Cash and Cash Equivalents
         -------------------------

         The Company considers all money market funds and highly liquid financial instruments with original maturities of three months or less to be cash equivalents.

         The Company maintains its cash in bank accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes they are not exposed to any significant risk on their cash balances

         Property and Equipment
         ----------------------

         Depreciable assets are recorded at cost. Depreciation is based upon estimated useful lives of 5 to 7 years, using principally the straight-line methods.

         Expenditures for maintenance and repairs are charged to income. Improvement and additions are capitalized. When assets are disposed of, the cost and accumulated depreciation are eliminated from the related accounts, and any gain or loss is reflected in current operations.

         Income Taxes
         ------------

         The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. This standard requires, among other things, recognition of future tax benefits, measured by enacted tax rates attributable to temporary differences between financial statements and income tax basis of assets and liabilities, and net operating loss carry-forwards to the extent that realization of such benefits is more likely than not.

         Accounting Estimates
         --------------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

                                  ACCETIO, INC.
                         Notes to Financial Statements
                               December 31, 2001

--------------------------------------------------------------------------------

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         Research and Development Costs
         ------------------------------

         Research, development, and engineering costs are expensed in the year incurred.

         Recent Accounting Pronouncements
         --------------------------------

         The Company has adopted Statements of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", which is effective for the Company's intangibles acquired after June 30, 2001. The Company has also adopted SFAS No. 143, "Accounting for Assets Retirement Obligations", and SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". These statements address financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Adoption is not expected to have a material effect on the Company's financial statements.

NOTE 2: STOCK OPTION PLAN

         The Company's Stock Option Plan authorizes the granting of stock options to its employees, consultants, and directors for up to 1,500,000 shares of common stock. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to company employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to Company employees and consultants.

         Options under the Plan may be granted for periods of up to ten years. The exercise price of each option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an ISO shall be not less than the estimated Fair Market Value of a share of Stock on the effective date of grant of the option,
         (b) the exercise price per share for NSO shall not be less than 85% of the estimated fair market value of the shares on the date of grant, and
         (c) the exercise price of an option granted to a 10% or more shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant. No stock options are outstanding as of December 31, 2001.

NOTE 3: CONVERTIBLE REDEEMABLE PREFERRED STOCK

         In May 2001, the Company issued 1,666,667 shares of Series A redeemable convertible preferred stock at $0.36 per share for total cash proceeds of $600,000.

         Conversion
         ----------

         Each share of Series A Preferred stock is convertible into shares of common stock. The conversion rate at December 31, 2001 was one-for-one.

                                  ACCETIO, INC.
                         Notes to Financial Statements
                               December 31, 2001

--------------------------------------------------------------------------------

NOTE 3: CONVERTIBLE REDEEMABLE PREFERRED STOCK, CONTINUED

         The Series A preferred stock will automatically convert to common stock upon the closing of a public offering of the Company's common stock involving aggregate proceeds of at least $10,000,000. In addition, the Series A preferred stock will automatically convert to common stock upon the written election of majority of the outstanding Series A preferred stockholders.

         Dividends
         ---------

         The holders of the Series A preferred stock are entitled to receive dividends when and if declared by the Board of Directors. Dividends on Series A preferred stock are in preference to and prior to any payment of any dividend on common stock and are not cumulative. As of December 31, 2001, no dividend has been declared.

         Redemption
         ----------

         On or after December 31, 2004, the Company, at the written election of any holder of the Series A preferred stock, is required to redeem all or any portion of the shares of Series A preferred stock held by such holder at a redemption price of $1.00 per share plus all declared and unpaid dividends thereon.

         Liquidation preference
         ----------------------

         In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A redeemable convertible preferred stock are entitled to receive prior to, and in preference to, any distribution to the common stockholders, an amount equal to the greater of $1.00 per share plus accrued but unpaid dividends, or such amount per share as would have been payable had all shares of the Series A redeemable convertible preferred stock been converted to common stock immediately prior to such event of liquidation, dissolution or winding up.

         Voting rights
         -------------

         Each Series A preferred stockholder is entitled to the number of votes equal to the number of shares of common stock into which such holder's shares are convertible.

NOTE 4: PROVISION FOR INCOME TAXES

         The current income tax provisions for the year ended December 31, 2001 are summarized as follows:

         Federal income taxes                     --

         State income taxes                       --
                                           ----------
              Total                               --
                                           ==========

                                  ACCETIO, INC.
                         Notes to Financial Statements
                               December 31, 2001

--------------------------------------------------------------------------------

NOTE 4: PROVISION FOR INCOME TAXES, CONTINUED

        The Company has deferred tax assets of approximately $140,000 resulting primarily from net operating loss at December 31, 2001. However, a valuation allowance was established to reduce the deferred tax assets to zero. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that it is more likely than not that most of the deferred tax assets will not be realized.

NOTE 5: COMMITMENTS AND CONTINGENCIES

        The Company leases its office under 1 year operating lease for $ 3,392 per month. The lease agreements, expiring at May 31, 2002, also require payment of various expenses incidental to the use of the properties.